UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2010

Bionovo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33498	20-5526892
(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 400

Emeryville, CA 94608

(Address of Principal Executive Offices)(Zip Code)

(510) 601-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2010, Bionovo, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report on the entry into a placement agency agreement with William Blair & Company relating to the sale by the Company of an aggregate of 2,727,270 shares of its common stock and 2,045,451 warrants to purchase shares of its common stock pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-167466) declared effective by the SEC on June 17, 2010.

This amendment is being filed solely to amend the Original Form 8-K to include Exhibits 5.1 and 23.1 hereto. Except as otherwise noted, no other changes have been made to the Original Form 8-K, and this amendment does not modify or update any other information in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1*	Placement Agency Agreement

4.1*	Form of Warrant

5.1	Opinion of Greenberg Traurig, LLP

10.1*	Form of Subscription Agreement

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)

99.1*	Press Release, dated October 1, 2010

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONOVO, INC.

Date: October 5, 2010	By:	/S/ ISAAC COHEN
Isaac Cohen
Chairman and Chief Executive Officer

EXHIBIT INDEX

1.1*	Placement Agency Agreement

4.1*	Form of Warrant

5.1	Opinion of Greenberg Traurig, LLP

10.1*	Form of Subscription Agreement

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)

99.1*	Press Release, dated October 1, 2010

*	Previously filed.